                                                                   Exhibit 10.21


                          FOURTH FORBEARANCE AGREEMENT


     THIS FOURTH FORBEARANCE AGREEMENT, (the "Fourth Forbearance Agreement") is made as of September 1, 1997 by and between OAKMONT PHARMACEUTICALS, INC., a Delaware corporation ("Oakmont"), and REXALL SUNDOWN, INC., a Florida corporation ("Rexall Sundown"), as assignee of RSL Holdings, Inc. (formerly known as Pennex Laboratories, Inc. and, before that, RS Acquisition, Inc.), a Pennsylvania corporation ("RSL"), for the purpose of amending the payment terms under that certain Forbearance Agreement dated April 29, 1996 by and between Oakmont and Rexall Sundown, (the "First Forbearance Agreement"), that certain Second Forbearance Agreement dated September 23, 1996 by and between Oakmont and Rexall Sundown (the "Second Forbearance Agreement"), and that certain Third Forbearance Agreement dated April 1, 1997 by and between Oakmont and Rexall Sundown (the "Third Forbearance Agreement").

     Pursuant to an Agreement of Purchase and Sale dated as of December 29, 1995, by and between RSL as Seller and Oakmont as Buyer (the "Purchase Agreement"), RSL sold to Oakmont various assets formerly used in RSL's pharmaceutical manufacturing business (collectively, the "Assets"), including
(i) certain real estate in Plum Borough, Allegheny County, Pennsylvania (the "Real Property"), wherein RSL conducted its pharmaceutical manufacturing operations, and (ii) various items of personal property (collectively, the "Personal Property") including equipment used by RSL in the conduct of its operations conducted at the Real Property and inventory located at the Real Property. RSL retained a mortgage lien on the Real Property and a security interest in the Personal Property to secure Oakmont's payment of the unpaid balance of the purchase price of the Assets and various other obligations owed by Oakmont to RSL (collectively, the "Obligations") pursuant to a promissory note dated January 31, 1996 (the "Note") and a mortgage dated February 1, 1996 and a security agreement dated January 31, 1996 (such mortgage and security agreement are together hereinafter referred to as the "Security Documents"). Thereafter, RSL transferred all of its rights in respect of the Obligations and in and under the Note and Security Documents to Rexall Sundown.

     Oakmont defaulted in the timely payment of the Obligations. Thereafter, Rexall Sundown and Oakmont entered into the First Forbearance Agreement, the Second Forbearance Agreement and the Third Forbearance Agreement, whereby Rexall Sundown agreed to forbear from the enforcement of its right to payment on the outstanding balance of the Obligations on the terms and conditions set forth therein.

     Simultaneously with the execution and delivery of the First Forbearance Agreement, Oakmont delivered to Kirkpatrick & Lockhart LLP ("K&L"), counsel to Rexall Sundown, at its office at 1500 Oliver Building, Pittsburgh, PA 15222, the following items: (i) an executed and acknowledged Deed of Conveyance, conveying the Real Property to



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
a person or persons to be designated by Rexall Sundown; and (ii) an executed Bill of Sale, conveying the Personal Property to a person or persons to be designated by Rexall Sundown (the Deed and the Bill of Sale are hereinafter collectively referred to as the "Transfer Documents"). K&L has been holding the Transfer Documents in escrow pursuant to the terms of the First Forbearance Agreement.

     Oakmont has also defaulted in the timely payment of the amounts due under the First Forbearance Agreement, the Second Forbearance Agreement and the Third Forbearance Agreement (the "Modified Obligations"). Rexall Sundown is willing to forbear from the enforcement of its rights and remedies in respect of such default, on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, Oakmont and Rexall Sundown, each intending to be legally bound, hereby, agree as follows:

     1. Rexall Sundown waives any right to accelerate the maturity of the outstanding balance of the Modified Obligations or to exercise any other right or remedy under the Purchase Agreement, the Note, the Security Documents, or the First Forbearance Agreement, the Second Forbearance Agreement or the Third Forbearance Agreement available by reason of any payment default thereunder occurring prior to the date of this Fourth Forbearance Agreement, and if such acceleration shall be deemed to have occurred prior to the date hereof by reason of any such default, such acceleration shall be deemed nullified and rescinded. Rexall Sundown further agrees not to accelerate the maturity of the Modified Obligations or take any other action to enforce payment of the Modified Obligations unless an Event of Default (as defined below in paragraph 5 below) shall have occurred and be continuing.

     2. Oakmont will pay Rexall Sundown the following amounts on or before the following dates:

          September 19, 1997                      $  120,000.00
          September 30, 1997                      $   60,000.00
            October 31, 1997                      $   60,000.00
           November 15, 1997                      $1,000,000.00
           November 30, 1997                      $   60,000.00
           December 31, 1997                      $1,060,000.00
            January 31, 1998                      $   60,000.00
           February 28, 1998                      $   60,000.00
              March 31, 1998                      $   60,000.00

     If Oakmont raises more than $3,500,000.00 from the sale of bonds, Oakmont will pay Rexall fifty percent (50%) of the net amount raised in excess of $3,500,000.00 within two (2) business days of the closing. Payments made pursuant to this paragraph 2 shall be applied first to accrued and unpaid interest on the Modified Obligations, and next to the unpaid principal balance of the Modified Obligations.

     3. On or before April 15, 1998, Oakmont shall pay Rexall Sundown the outstanding balance due under the Purchase Agreement, the Note, and the Security Documents as modified by the First Forbearance Agreement, the Second Forbearance Agreement and the Third Forbearance Agreement (collectively, the "Modified Documents"), as specifically set forth on EXHIBIT A attached hereto.

     4. In addition to the amounts due to Rexall Sundown pursuant to Sections 2 and 3 hereof, Oakmont shall pay to Rexall Sundown an additional forbearance fee of $100,000 not later than April 15, 1998.

     5. Any of the following events shall constitute an "Event of Default" for purposes of the Fourth Forbearance Agreement: (i) Any of the payment required to be made pursuant to this Fourth Forbearance Agreement shall not be made in full on or before its respective due date; or (ii) Oakmont shall have defaulted in the payment or performance of any other duty or obligation under the Modified Documents (other than any default waived by Rexall Sundown pursuant to paragraph 1 above) and any applicable grace or cure period shall have expired.

     6. If any Event of Default shall have occurred and be continuing, then, in any such event, Rexall Sundown may accelerate the maturity of all the remaining amounts payable hereunder, and, in addition, may do any or all of the following: (a) cause K&L to deliver the Transfer Documents to Rexall Sundown; cause such Transfer Documents to be completed by the insertion of the name of the transferee or transferees of the Real Property and the Personal Property; and cause any or all of the Transfer Documents to be filed or recorded in the appropriate public records; (b) cause judgment to be entered in favor of Rexall Sundown (or its assignee) and against Oakmont for all or any part of the outstanding balance of such amounts pursuant to the warrant of attorney hereinafter set forth; and (c) exercise any and all other rights and remedies provided by law.

     7. If, in accordance with this Fourth Forbearance Agreement, Rexall Sundown elects to cause K&L to deliver to Rexall Sundown the Transfer Documents, then Oakmont shall be released and discharged from any and all further liability in respect of the amounts payable hereunder, provided, however, that nothing in this Fourth Forbearance Agreement shall impair Rexall Sundown's right to enforce its lien and security interest in the Assets.

     8. If all the amounts payable to Rexall Sundown under the Modified Documents are paid in full, then upon receipt of such payment, Rexall Sundown shall release its lien and security interest in the Assets and shall cause K&L to return the Transfer Documents to Oakmont.

     9. This Fourth Forbearance Agreement may be executed in multiple counterparts by different parties on different counterparts, each of which shall be deemed an original, but all of which shall be deemed one and the same instrument.
















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     10. OAKMONT HEREBY AUTHORIZES ANY ATTORNEY OF ANY COURT IN THE
COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR OAKMONT AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, AND CONFESS A JUDGMENT OR
JUDGMENTS AGAINST OAKMONT AND IN FAVOR OF REXALL SUNDOWN OR ITS ASSIGNS, AS
MANY TIMES AS SHALL BE NECESSARY OR EXPEDIENT, FOR ALL OR ANY PART OF THE THEN OUTSTANDING BALANCE DUE AND PAYABLE HEREUNDER, TOGETHER WITH AN ATTORNEY'S FEE OF 15% OF SUCH AMOUNT, WITH RELEASE OF ALL ERRORS AND WITHOUT STAY OF EXECUTION.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals on or as of the day and year first above written.

                                        OAKMONT PHARMACEUTICALS, INC.




                                        By:  /s/ Arthur F. Michaelis
                                             ---------------------------------
                                             Name: Arthur F. Michaelis
                                             Title: CEO


                                        REXALL SUNDOWN, INC.



                                        By:  /s/ Richard Werber
                                             ---------------------------------
                                             Name: Richard Werber
                                             Title: VP

























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
                                                                       EXHIBIT A
                                                                          PAGE 1



OAKMONT PHARMACEUTICALS

BALANCES DUE AS OF AUGUST 31, 1997

Interest Calculation

                              Int @ 12%                Int @ 6%                 Total
                              -----------------------------------------------------------
April '96                                              29,975.00                29,975.00
May                                                    30,974.17                30,974.17
June                                                   29,975.00                29,975.00
July                                                   30,974.17                30,974.17
Aug                                                    30,974.17                30,974.17
Sept                                                   29,975.00                29,975.00
Oct                                                    30,974.17                30,974.17
Nov                                                    29,975.00                29,975.00
Dec                                                    30,974.17                30,974.17
Jan                                                    30,974.17                30,974.17
Feb                                                    27,976.67                27,976.67
March                         61,948.33                30,974.17                92,922.50
April                         59,950.00                29,975.00                89,925.00
May                           61,948.33                30,974.17                92,922.50
June                          59,950.00                29,975.00                89,925.00
July                          59,950.00                29,975.00                89,925.00
August                        61,948.33                30,974.17                92,922.50
September                     59,950.00                29,975.00                89,925.00
October                       61,948.33                30,974.17                92,922.50
November                      57,875.56                28,937.78                86,813.34
December                      57,661.15                28,830.58                86,491.73
January                       47,327.82                23,663.91                70,991.73
Feb                           42,747.71                21,373.85                64,121.56
March                         47,327.82                23,663.91                70,991.73
April                         22,900.56                11,450.28                34,350.84
                         ----------------------------------------------------------------

                             763,433.95               715,438.64             1,478,872.60
Payment 6/97                (180,000.00)                                      (180,000.00)
Payment 8/97                 (60,000.00)                                       (60,000.00)
                         ----------------------------------------------------------------
Balance due                  523,433.95               715,438.64             1,238,872.60
                         ----------------------------------------------------------------

Above Interest due                                                           1,238,872.60
Principal Balance                                                            5,995,000.00
First forbearance fee                                                          100,000.00
Second forbearance fee                                                         100,000.00
Third forbearance fee                                                          250,000.00
Fourth forbearance fee                                                         100,000.00
                                                                           --------------
          Total Balance Due as of 8/31/97                                    7,783,872.60

Payment due September 19, 1997                                                (120,000.00)
Payments due monthly 9/30/97 - 3/31/98                                        (420,000.00)
Payment due 11/15/97                                                        (1,000,000.00)
Payment due 12/31/97                                                        (1,000,000.00)
                                                                           --------------
Balance due April 15, 1998                                                   5,243,872.60
                                                                           ==============

                                                                       EXHIBIT A
                                                                          PAGE 2



                                   INTEREST @ 12%   INTEREST @ 6%    TOTAL INTEREST      PRINCIPAL      TOTAL PAYMENT
                                 ------------------------------------------------------------------------------------
Interest due thru 10/31/97            487,593.33      577,518.33      1,065,111.67
Interest due 11/1-11/15/97                   -               -                 -
                                   ------------------------------------------------
Interest thru 11/15/97                487,593.33      577,518.33      1,065,111.67
Payment 6/97                         (180,000.00)                      (180,000.00)                         180,000.00
Payment 8/97                          (60,000.00)                       (60,000.00)                          60,000.00
Payment due 9/19/97                  (120,000.00)                      (120,000.00)                         120,000.00
Payment due 9/30                      (60,000.00)                       (60,000.00)                          60,000.00
Payment due 10/31                     (60,000.00)                       (60,000.00)                          60,000.00
Payment due 11/15/97                   (7,593.33)    (577,518.33)      (585,111.57)       414,888.33      1,000,000.00
                                   ------------------------------------------------
     Interest balances                       -               -               (0.00)
Interest due 11/1-11/15/97             29,975.00       14,987.50         44,962.50
Interest 11/16-11/30                   27,900.56       13,950.28         41,850.84
                                   ------------------------------------------------
Interest November                      57,875.56       28,937.78         86,813.34
Payment due 11/30                     (57,875.56)      (2,124.44)       (60,000.00)                          60,000.00
Interest December                      57,661.15       28,830.58         86,491.73
Payment due 12/31/97                  (57,661.15)      (2,338.85)       (60,000.00)                          60,000.00
Payment due 12/31/97                         -               -                 -        1,000,000.00      1,000,000.00
Interest January                       47,327.82       23,663.91         70,991.73
Payment due 1/31/98                   (47,327.82)     (12,672.18)       (60,000.00)                          60,000.00
Interest February                      42,747.71       21,373.85         64,121.56
Payment due 2/28/98                   (42,747.71)     (17,262.29)       (60,000.00)                          60,000.00
Interest March                         47,327.82       23,663.91         70,991.73
Payment due 3/31/98                   (47,327.82)     (12,672.18)       (60,000.00)                          60,000.00
Interest April                         22,900.56       11,450.28         34,350.84
                                   ------------------------------------------------
     Interest balances due             22,900.56       90,860.37        113,760.93
                                   ------------------------------------------------

     Total interest due                                                 113,760.93
     Forbearance fees                                                   550,000.00
     Principal due                  5,995,000.00
       Payment applied               (414,888.33)
       Payment applied             (1,000,000.00)                     4,580,111.67
                                   -------------                    --------------
          Total due at 4/15/98                                        5,243,872.60
                                                                    ==============

The parties agree that if payments are not made on their due dates, the amounts due as set forth above will be adjusted accordingly.

        Rexall Sundown, Inc.                    Oakmont Pharmaceuticals, Inc.

        by: /s/ Richard Werber, VP              by: /s/ Arthur F. Michaelis, CEO
           -------------------------                --------------------------